Summary Prospectus dated March 1, 2010

Eaton Vance Diversified Income Fund

Class /Ticker A / EADDX B / EBDDX C / ECDDX I / EIDDX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://funddocuments.eatonvance.com, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to seek total return. Total return is defined as income plus capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 23 of the Fund’s Prospectus and page 40 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I

Management Fees	0.00%	0.00%	0.00%	0.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a
Other Expenses (estimated for Class I)	0.22%	0.23%	0.23%	0.29%
Acquired Fund Fees and Expenses(2)	0.70%	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.17%	1.93%	1.93%	0.99%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolios.
(2)	Reflects the Fund’s allocable share of the advisory fee and other expenses of the Portfolios in which it invests. Of this amount, advisory fees were 0.62%.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$589	$ 829	$1,088	$1,828	$589	$829	$1,088	$1,828
Class B shares	$696	$1,006	$1,242	$2,056	$196	$606	$1,042	$2,056
Class C shares	$296	$ 606	$1,042	$2,254	$196	$606	$1,042	$2,254
Class I shares	$101	$ 315	$ 547	$1,213	$101	$315	$ 547	$1,213

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by primarily allocating assets among other registered investment companies sponsored by the Eaton Vance organization that invest in different asset classes (the “Portfolios”). Set forth below is an overview of the Fund’s investment practices, followed by a description of the characteristics and risks associated with the principal investments and strategies of the Fund as a result of its investment in the Portfolios or its direct investments.

Under normal market conditions, the Fund invests at least 85% of its net assets in income instruments, including, but not limited to, senior and subordinated debt obligations, preferred stock and convertible securities. The Fund may invest in individual securities of any credit quality, including those rated below investment grade (so-called "junk bonds"). The Fund may invest in U.S. and foreign securities and other instruments, including sovereign debt (including debt issued by emerging market countries), high yield corporate bonds, floating-rate loans, commodities-related investments and mortgage-backed securities. The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind (“PIK securities”), and debt obligations that are issued at a significant discount from face value (collectively, “deep discount bonds”). Under normal market conditions, the Fund’s direct investments in foreign securities, together with its investments in Portfolios that primarily invests in foreign securities, will not exceed 25% of its net assets. The Fund may invest up to 15% of its net assets in other assets, including common stocks. The Fund may borrow under the Term Asset-Backed Loan Facility ("TALF") program (and any other similar non-recourse loan program), provided that not more than 5% of its total net assets is represented by its net investment in assets acquired with TALF financing at the time of investment. Under normal market conditions, the Fund expects to maintain a target portfolio duration of 0-5 years. The Fund seeks a total return that exceeds the BofA Merrill Lynch 3-Month London Interbank Offered Rate (LIBOR) Index over the long-term; however, there is no assurance it will do so.

The Fund engages in derivative transactions to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. Such transactions may include the purchase or sale of futures contracts on securities, indices or other financial instruments or currencies; options on futures contracts; deliverable and nondeliverable ("NDF") forward foreign currency exchange contracts (“forwards”); exchange-traded and over-the-counter options on securities, indices or currencies; interest rate, total return, inflation and credit default swaps; forward rate agreements; and credit linked notes and other similarly structured products, including but not limited to instruments that have a greater or lesser credit risk than the security underlying that instrument). The Fund may also engage in short sales.

The Fund may seek to increase income by lending its securities. The Fund may sell securities and other instruments short provided that not more than 15% of net assets is held as collateral for such sales. The Fund also may enter into forward commitments to purchase U.S. government agency generic mortgage-backed securities ("MBS") with the total amount of such outstanding commitments not to exceed 10% of total net assets. Such forward commitments may be entered into for purposes of investment leverage. The Fund may enter into forward commitments to sell generic U.S. government agency MBS, with the total amount of such outstanding commitments not to exceed 50% of MBS holdings.

Principal Risks

Market Risk. Economic and other events (whether real or perceived) can reduce the demand for certain income securities and bank loans, or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain income securities and bank loans can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Eaton Vance Diversified Income Fund

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Summary Prospectus dated March 1, 2010

Foreign Investment Risk. Because the Fund can invest a significant portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are substantially smaller, less liquid and more volatile than the major markets in developed countries, and as a result, Fund share values may be more volatile. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Risk of Senior Loans. Risks of investments in senior floating rate loans (“Senior Loans”) are similar to the risks of lower rated securities, although interest rate risk may be reduced because Senior Loan rates generally are adjusted for changes in short-term interest rates. Secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”) are subject to the same general risks. Due to their lower place in the borrower’s capital structure and possible unsecured status, Junior Loans may involve a higher degree of overall risk than Senior Loans of the same borrower.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. The use of derivatives involves the excercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Credit Risk. Income securities and bank loans are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of income securities and bank loans may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. In the event of bankruptcy of the issuer of income securities and bank loans, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel.

Risk of Lower Rated Investments. Investments rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Securities with longer maturities are more sensitive to changes in interest rates than securities with shorter maturities, making them more volatile. A rising interest rate environment may extend the average life of mortgages or other asset-backed receivables underlying mortgage-backed or asset backed securities. This extension increases the risk of depreciation due to future increases in market interest rates. In a declining interest rate environment, prepayment of securities may increase. In such circumstances, the Fund may have to re-invest the prepayment proceeds at lower yields.

Risk of U.S. Government-Sponsored Agencies. While certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Eaton Vance Diversified Income Fund

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Summary Prospectus dated March 1, 2010

Risks of Deep Discount Bonds. Deep Discount Bonds may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on these investments and is required to distribute its income each year. The Fund may be required to sell securities to obtain cash needed for income distributions. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Bonds that make "in-kind" interest payments, as well as bonds that do not pay income currently or do not make regular interest payments, may experience greater volatility in response to interest rate changes.

Risks of Commodity-Related Investments. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument. To the extent commodity-related investments are held through an offshore subsidiary of the Fund, such subsidiary will not be subject to U.S. laws (including securities laws) and their protections. An offshore subsidiary will be subject to the laws of a foreign jurisdiction, which can be effected by developments in that jurisdiction.

Leverage Risk. Borrowing to increase investments ("leverage") may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. Successful use of a leveaging strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of leverage will be successful. In the case of nonrecourse borrowings, the nonrecourse nature of the loans may limit some of the risks of leverage associated with such borrowings. Borrowings involve additional expense to the Fund.

Equity Investing Risk. The Fund’s shares are sensitive to stock market volatility. The prices of stocks held by the Fund may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Although stock values can rebound, there is no assurance that values will return to previous levels.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates which exceed the costs involved.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Eaton Vance Diversified Income Fund

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Summary Prospectus dated March 1, 2010

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual total returns over time compare with certain broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Prior to July 1, 2009, the Fund’s investment team employed a pre-determined fixed allocation approach by investing the Fund’s assets approximately equally among three Portfolios, investing in mortgage-backed securities, senior floating-rate loans and high yield bonds, respectively. Effective July 1, 2009, the Fund changed its objectives and investment strategies to permit investment in multiple Portfolios and adopted a policy to invest at least 85% of its net assets in income instruments, including, but not limited to, senior and subordinated debt obligations, preferred stock and convertible securities. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the period from December 31, 2004 through December 31, 2009, the highest quarterly total return for Class A was 13.69% for the quarter ended June 30, 2009, and the lowest quarterly return for Class A was –15.47% for the quarter ended December 31, 2008.

Average Annual Total Return as of December 31, 2009	One Year	Five Year	Life of Fund

Class A Return Before Taxes	26.75%	3.34%	3.34%
Class A Return After Taxes on Distributions	23.91%	1.01%	1.01%
Class A Return After Taxes on Distributions and the Sale of Class B Shares	17.20%	1.46%	1.46%
Class B Return Before Taxes	27.15%	3.27%	3.27%
Class C Return Before Taxes	31.15%	3.56%	3.56%
Class I Return Before Taxes	33.37%	4.39%	4.39%
BofA Merrill Lynch 3-Month LIBOR Index (reflects no deduction for fees, expenses or taxes)	0.99%	3.73%	3.73%
BofA Merrill Lynch U.S. High Yield Index (reflects no deduction for fees, expenses or taxes)	57.51%	6.35%	6.35%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	51.62%	4.24%	4.24%
Barclays Capital U.S. Intermediate Government Index (reflects no deduction for fees, expenses or taxes)	–0.32%	4.74%	4.74%

The Fund’s benchmark has changed to the BofA Merrill Lynch 3-Month LIBOR Index because the investment adviser believes it is more closely aligned with the Fund’s revised investment objective and strategies.

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Fund commenced operations on December 7, 2004. Life of Fund returns are calculated from December 31, 2004. The Class I performance shown above for the periods prior to October 1, 2009 (commencement of operations) is the performance of Class A shares at net sset value without adjustment for any differences in the expenses of the two classes. If adjusted for expenses, returns would be different. The BofA Merrill Lynch 3-Month LIBOR Index is an unmanaged index representing a high-quality base rate for 3-month constant maturity dollar denominated deposits. The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The S&P/LSTA Leveraged Loan Index is an unmanaged index of U.S. dollar-denominated leveraged loans, and the Barclays Capital U.S. Intermediate Government Index is an unmanaged index of U.S. government bonds with maturities from one up to (but not including) 10 years. Investors cannot invest directly in an Index. (Source for BofA Merrill Lynch 3-Month LIBOR Index and BofA Merrill Lynch U.S. High Yield Index returns: Lipper, Inc., For S&P/LSTA Leveraged Loan Index returns: Morningstar, Inc. and for Barclays Capital U.S. Intermediate Government Index returns: Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Eaton Vance Diversified Income Fund

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Summary Prospectus dated March 1, 2010

Management

Investment Adviser. Eaton Vance Management ("Eaton Vance")

Portfolio Managers.

Jeffrey A. Rawlins, Vice President of Eaton Vance, has co-managed the Fund since 2009.

Dan R. Strelow, Vice President of Eaton Vance, has co-managed the Fund since 2009.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A, Class B and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, "financial intermediaries"), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4356-3/10	DIINCPSP	© 2010 Eaton Vance Management

Eaton Vance Diversified Income Fund

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Summary Prospectus dated March 1, 2010